UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 2, 2012

Outdoor Channel Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	000-17287	33-0074499
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

43445 Business Park Drive, Suite 103, Temecula, California		92590
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	951.699.6991

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 1.01 Entry into a Material Definitive Agreement.

See Item 5.02 below.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Explanatory Note

On February 2, 2012, Outdoor Channel Holdings, Inc. (the "Company") filed a Form 8-K (the "Previous 8-K") to report the appointment of Thomas D. Allen as the Company’s Executive Vice President, Chief Operating Officer and Chief Financial Officer. As of that date, the Company and Mr. Allen had not finalized the terms of the amendment to Mr. Allen’s Employment Agreement dated July 16, 2010, as amended through December 13, 2011. The Company is filing this amendment to the Previous 8-K to further report the signing of an amendment to the Employment Agreement with Mr. Allen. The Previous 8-K is hereby amended to add the following:

In connection with Mr. Allen's appointment as the Company's Executive Vice President, Chief Operating Officer and Chief Financial Officer, the Company entered into an amendment ("Amendment") to Mr. Allen's Employment Agreement dated July 16, 2010, as amended through December 13, 2011. The Amendment is effective February 7, 2012 and increases Mr. Allen's annual base salary to $400,000. The ending of the term of the Employment Agreement has also been extended to December 31, 2014. In addition, an award of 75,000 restricted shares of common stock was granted to Mr. Allen on February 7, 2012. Such restricted shares shall vest as follows: i) in 2012, 20,000 shares shall vest in four equal quarterly installments of 5,000 shares each, beginning on March 31, 2012, such that the full 20,000 shares shall have vested on December 31, 2012; (ii) in 2013, 25,000 shares shall vest in equal quarterly installments of 6,250 each, beginning on March 31, 2013, such that the full 25,000 shares shall have vested on December 31, 2013; and (iii) in 2014, 30,000 shares shall vest in equal quarterly installments of 7,500 shares each, beginning on March 31, 2014, such that the entire 30,000 shares shall have vested on December 31, 2014. Such restricted stock was granted under and subject to the terms, definitions and provisions of the Company’s 2004 Long-Term Incentive Plan (the "Plan"). The Amendment is attached to this filing as Exhibit 99.1, and is incorporated herein by reference.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Outdoor Channel Holdings, Inc.

February 8, 2012	By:	Catherine C. Lee

Name: Catherine C. Lee
Title: Exec. VP, General Counsel and Corporate Secretary

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Second Amendment to Employment Agreement with Thomas D. Allen dated February 7, 2012.